Exhibit 99.1

Blucora Reports Third Quarter Results
BELLEVUE, Wash., November 5, 2014 (Marketwired) — Blucora, Inc. (NASDAQ: BCOR) today announced financial results for the third quarter ended September 30, 2014.

“Our multi-year transformation continues to progress," said Bill Ruckelshaus, President and Chief Executive Officer of Blucora. “Results for the third quarter were in line with expectations as we continue to navigate market pressures in our search and content segment. The challenges at InfoSpace underscore the importance of our diversification strategy, and the continued execution at TaxACT and Monoprice."
Summary Financial Performance: Q3 2014
($ in millions except per share amounts)

	Q3	Q3
	2014	2013	Change
Revenues	$114.9	$124.1	(7)%
Search and Content	$74.4	$107.7	(31)%
Tax Preparation	$2.5	$1.7	41%
E-Commerce	$38.0	$14.6	160%
Adjusted EBITDA	$10.7	$16.6	(36)%
Non-GAAP Net Income	$6.5	$13.0	(50)%
Non-GAAP Diluted EPS	$0.15	$0.30	(50)%
GAAP Net Loss	$(2.2)	$(6.5)	(65)%
GAAP Diluted EPS	$(0.05)	$(0.16)	(69)%
See reconciliation of non-GAAP to GAAP measures in table below.
Segment Information
Search and Content
Search and content segment income for the third quarter of 2014 was $12.7 million or 17 percent of segment revenue for the third quarter of 2014.
Tax Preparation
Tax preparation segment loss for the third quarter of 2014 was $1.9 million.
E-Commerce
E-Commerce segment income for the third quarter of 2014 was $3.3 million or 9 percent of segment revenue for the third quarter of 2014.
Corporate Operating Expenses
Unallocated corporate operating expenses for the third quarter of 2014 were $3.5 million, compared to $4.0 million for the third quarter of 2013.
Fourth Quarter Outlook

For the fourth quarter of 2014, the Company expects revenues to be between $97.5 million and $108.5 million, Adjusted EBITDA to be between $2.4 million and $6.4 million, Non-GAAP Net Income (Loss) to be between ($1.5) million and $2.5 million, or ($0.04) to $0.06 per diluted share, and GAAP Net Loss to be between $9.1 million and $6.4 million, or ($0.22) to ($0.16) per share.
Conference Call and Webcast
A conference call and live webcast will be held today at 2 p.m. Pacific Time / 5 p.m. Eastern Time during which the Company will further discuss third quarter results, and its outlook for the fourth quarter of 2014. The live webcast and supplemental materials are included in a current report on form 8-K filed today and can be accessed in the Investor Relations section of the Blucora corporate website at http://www.blucora.com. A replay of the call will also be available on our website.

About Blucora®
Blucora, Inc. (NASDAQ: BCOR) operates a diverse group of Internet businesses. Its mission is to deliver long-term value to its customers, partners and shareholders through financial discipline, operational expertise, and technology innovation. Named one of Fortune® Magazine’s 100 Fastest-Growing Companies for the past two years, Blucora’s online businesses reach millions of users worldwide every day. Blucora is headquartered in Bellevue, Washington. For more information, please visit www.Blucora.com. Follow and subscribe to Blucora on Twitter, LinkedIn, and YouTube.
Source: Blucora
Blucora Contact:
Stacy Ybarra, 425-709-8127
stacy.ybarra@blucora.com

This announcement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Actual results may differ significantly from management’s expectations due to various risks and uncertainties including, but not limited to: general economic, industry, and market sector conditions; the timing and extent of market acceptance of developed products and services and related costs; our dependence on companies to distribute our products and services; the ability to successfully integrate acquired businesses; future acquisitions; the successful execution of the Company’s strategic initiatives, technology enhancements, operating plans, and marketing strategies; and the condition of our cash investments. A more detailed description of these and certain other factors that could affect actual results is included in Blucora, Inc.’s most recent Quarterly Report on Form 10-Q and subsequent reports filed with or furnished to the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. Blucora, Inc. undertakes no obligation to update any forward-looking statements to reflect new information, events, or circumstances after the date of this release or to reflect the occurrence of unanticipated events.

Blucora, Inc.
Preliminary Condensed Consolidated Statements of Operations
(Unaudited)
(Amounts in thousands, except per share data)

	Three months ended September 30,		Nine months ended September 30,
	2014	2013	2014	2013
Revenues:
Services revenue	$76,885	$109,491	$362,199	$392,010
Product revenue, net	37,970	14,630	110,408	14,630
Total revenues	114,855	124,121	472,607	406,640
Operating expenses:
Cost of revenues:
Services cost of revenue (1)	49,754	72,935	177,280	219,274
Product cost of revenue	25,605	10,622	73,771	10,622
Total cost of revenues (2)	75,359	83,557	251,051	229,896
Engineering and technology (2)	5,970	2,905	14,922	7,951
Sales and marketing (2)	18,152	18,230	96,275	71,409
General and administrative (2)	9,495	8,421	28,552	21,362
Depreciation	1,085	697	3,278	1,738
Amortization of intangible assets	6,118	4,184	17,463	10,521
Total operating expenses	116,179	117,994	411,541	342,877
Operating income (loss)	(1,324)	6,127	61,066	63,763
Other loss, net (3)	(3,208)	(13,118)	(11,001)	(20,427)
Income (loss) before income taxes	(4,532)	(6,991)	50,065	43,336
Income tax benefit (expense)	2,294	510	(17,579)	(17,803)
Net income (loss)	$(2,238)	$(6,481)	$32,486	$25,533
Net income (loss) per share:
Basic	$(0.05)	$(0.16)	$0.78	$0.62
Diluted	$(0.05)	$(0.16)	$0.75	$0.60
Weighted average shares outstanding:
Basic	41,034	41,088	41,589	41,048
Diluted	41,034	41,088	43,303	42,878
(1) Includes amortization of acquired intangible assets of $1.9 million and $1.9 million for the three months ended September 30, 2014 and 2013, respectively, and $5.6 million and $5.8 million for the nine months ended September 30, 2014 and 2013, respectively.
(2) Stock-based compensation expense was allocated among the following captions (in thousands):

	Three months ended September 30,		Nine months ended September 30,
	2014	2013	2014	2013
Cost of revenues	$101	$94	$373	$541
Engineering and technology	568	370	1,312	942
Sales and marketing	74	649	1,715	1,652
General and administrative	1,865	2,139	5,574	5,355
Total stock-based compensation expense	$2,608	$3,252	$8,974	$8,490
(3) Other loss, net was allocated among the following captions (in thousands):

	Three months ended September 30,		Nine months ended September 30,
	2014	2013	2014	2013
Interest income	$(71)	$(42)	$(267)	$(206)
Interest expense	2,706	2,669	8,485	6,707
Amortization of debt issuance costs	288	258	853	841
Accretion of debt discounts	931	862	2,753	1,972
Loss on debt extinguishment and modification expense	—	1,593	—	1,593
Loss on derivative instrument	—	3,956	—	5,931
Impairment of equity investment in privately-held company	—	3,711	—	3,711
Decrease in pre-acquisition liability	(665)	—	(665)	—
Other	19	111	(158)	(122)
Other loss, net	$3,208	$13,118	$11,001	$20,427

Blucora, Inc.
Preliminary Condensed Consolidated Balance Sheets
(Unaudited)
(Amounts in thousands)

	September 30, 2014	December 31, 2013
ASSETS
Current assets:
Cash and cash equivalents	$60,194	$130,225
Available-for-sale investments	220,200	203,480
Accounts receivable, net	31,806	48,081
Other receivables	4,143	8,292
Inventories	27,759	28,826
Prepaid expenses and other current assets, net	8,967	9,774
Total current assets	353,069	428,678
Property and equipment, net	16,347	16,108
Goodwill	364,054	348,957
Other intangible assets, net	180,330	178,064
Other long-term assets	5,274	6,223
Total assets	$919,074	$978,030
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$42,886	$61,268
Accrued expenses and other current liabilities	18,699	31,109
Deferred revenue	6,945	7,510
Short-term portion of long-term debt, net	7,917	7,903
Convertible senior notes, net (1)	—	181,583
Total current liabilities	76,447	289,373
Long-term liabilities:
Long-term debt, net	55,261	113,193
Convertible senior notes, net (1)	184,254	—
Deferred tax liability, net	41,341	56,861
Deferred revenue	2,331	1,814
Other long-term liabilities	2,610	2,719
Total long-term liabilities	285,797	174,587
Total liabilities	362,244	463,960

Stockholders’ equity:
Common stock	4	4
Additional paid-in capital	1,476,148	1,466,043
Accumulated deficit	(919,491)	(951,977)
Accumulated other comprehensive income	169	—
Total stockholders’ equity	556,830	514,070
Total liabilities and stockholders’ equity	$919,074	$978,030
(1) The convertibility of the Notes is determined at the end of each reporting period. If the Notes are determined to be convertible, they remain convertible until the end of the subsequent quarter and are classified in “Current liabilities”; otherwise, they are classified in “Long-term liabilities.” Depending upon the price of our common stock or the trading price of the Notes within the reporting period, the Notes could be convertible during one reporting period but not convertible during a comparable reporting period.

Blucora, Inc.
Preliminary Condensed Consolidated Statements of Cash Flows
(Unaudited)
(Amounts in thousands)

	Nine months ended September 30,
	2014	2013
Operating Activities:
Net income	$32,486	$25,533
Adjustments to reconcile net income to net cash provided by operating activities:
Stock-based compensation	8,974	8,490
Depreciation and amortization of intangible assets	27,298	19,413
Excess tax benefits from stock-based award activity	(29,801)	(24,596)
Deferred income taxes	(15,621)	(8,209)
Amortization of premium on investments, net	3,095	2,154
Amortization of debt issuance costs	853	841
Accretion of debt discounts	2,753	1,972
Loss on debt extinguishment and modification expense	—	1,593
Loss on derivative instrument	—	5,931
Impairment loss on equity investment in privately-held company	—	3,711
Other	72	608
Cash provided (used) by changes in operating assets and liabilities:
Accounts receivable	16,212	(8,756)
Other receivables	4,134	1,090
Inventories	1,067	900
Prepaid expenses and other current assets	849	6,694
Other long-term assets	43	(2,296)
Accounts payable	(18,382)	1,873
Deferred revenue	(48)	2,563
Accrued expenses and other current and long-term liabilities	17,174	27,176
Net cash provided by operating activities	51,158	66,685
Investing Activities:
Business acquisitions, net of cash acquired	(44,927)	(180,500)
Purchases of property and equipment	(4,247)	(3,066)
Change in restricted cash	—	2,491
Equity investment in privately-held company	—	(4,000)
Proceeds from sales of investments	26,620	25,812
Proceeds from maturities of investments	195,296	150,277
Purchases of investments	(237,063)	(234,771)
Net cash used by investing activities	(64,321)	(243,757)
Financing Activities:
Proceeds from issuance of convertible notes, net of debt issuance costs of $6,432	—	194,818
Proceeds from credit facilities	4,000	—
Repayment of credit facilities	(62,000)	(10,000)
Debt issuance costs on credit facility	—	(28)
Stock repurchases	(29,923)	(3,525)
Excess tax benefits from stock-based award activity	29,801	24,596
Proceeds from stock option exercises	2,447	1,700
Proceeds from issuance of stock through employee stock purchase plan	1,376	1,065
Tax payments from shares withheld upon vesting of restricted stock units	(2,569)	(2,011)
Net cash provided (used) by financing activities	(56,868)	206,615
Net increase (decrease) in cash and cash equivalents	(70,031)	29,543
Cash and cash equivalents, beginning of period	130,225	68,278
Cash and cash equivalents, end of period	$60,194	$97,821

Blucora, Inc.
Preliminary Segment Information
(Unaudited)
(Amounts in thousands)

	Three months ended September 30,		Nine months ended September 30,
	2014	2013	2014	2013
Revenues:
Search and Content	$74,416	$107,742	$260,999	$302,840
Tax Preparation	2,469	1,749	101,200	89,170
E-Commerce	37,970	14,630	110,408	14,630
Total revenues	114,855	124,121	472,607	406,640
Operating income (loss):
Search and Content	12,709	21,319	45,971	57,501
Tax Preparation	(1,859)	(1,605)	52,754	43,617
E-Commerce	3,336	906	9,192	906
Corporate-level activity (1)	(15,510)	(14,493)	(46,851)	(38,261)
Total operating income (loss)	(1,324)	6,127	61,066	63,763
Other loss, net	(3,208)	(13,118)	(11,001)	(20,427)
Income tax benefit (expense)	2,294	510	(17,579)	(17,803)
Net income (loss)	$(2,238)	$(6,481)	$32,486	$25,533
(1) Corporate-level activity included the following (in thousands):

	Three months ended September 30,		Nine months ended September 30,
	2014	2013	2014	2013
Operating expenses	$3,524	$4,025	$10,579	$10,358
Stock-based compensation	2,608	3,252	8,974	8,490
Depreciation	1,385	1,126	4,194	3,119
Amortization of intangible assets	7,993	6,090	23,104	16,294
Total corporate-level activity	$15,510	$14,493	$46,851	$38,261

Blucora, Inc.
Reconciliations of Non-GAAP Financial Measures to the Nearest Comparable GAAP Measures

Preliminary Adjusted EBITDA Reconciliation (1)
(Unaudited)
(Amounts in thousands)

	Three months ended September 30,		Nine months ended September 30,
	2014	2013	2014	2013
Net income (loss) (2)	$(2,238)	$(6,481)	$32,486	$25,533
Stock-based compensation	2,608	3,252	8,974	8,490
Depreciation and amortization of intangible assets	9,378	7,216	27,298	19,413
Other loss, net (3)	3,208	13,118	11,001	20,427
Income tax (benefit) expense	(2,294)	(510)	17,579	17,803
Adjusted EBITDA	$10,662	$16,595	$97,338	$91,666

Preliminary Non-GAAP Net Income Reconciliation (1)
(Unaudited)
(Amounts in thousands, except per share amounts)

	Three months ended September 30,		Nine months ended September 30,
	2014	2013	2014	2013
Net income (loss) (2)	$(2,238)	$(6,481)	$32,486	$25,533
Stock-based compensation	2,608	3,252	8,974	8,490
Amortization of acquired intangible assets	7,993	6,090	23,104	16,294
Accretion of debt discount on Convertible Senior Notes	907	843	2,671	1,816
Loss on debt extinguishment and modification expense	—	1,593	—	1,593
Loss on derivative instrument	—	3,956	—	5,931
Impairment of equity investment in privately-held company	—	3,711	—	3,711
Decrease in non-cash pre-acquisition liability	(665)	—	(665)	—
Cash tax impact of adjustments to GAAP net income	(44)	(1)	(295)	(181)
Non-cash income tax (benefit) expense (1)	(2,017)	7	14,180	16,412
Non-GAAP net income	$6,544	$12,970	$80,455	$79,599

Per diluted share:
Net income (loss)	$(0.05)	$(0.16)	$0.75	$0.60
Stock-based compensation	0.06	0.08	0.21	0.20
Amortization of acquired intangible assets	0.19	0.14	0.53	0.38
Accretion of debt discount on Convertible Senior Notes	0.02	0.02	0.06	0.04
Loss on debt extinguishment and modification expense	—	0.04	—	0.04
Loss on derivative instrument	—	0.09	—	0.13
Decrease in non-cash pre-acquisition liability	(0.02)	—	(0.01)	—
Impairment of equity investment in privately-held company	—	0.09	—	0.09
Cash tax impact of adjustments to GAAP net income	(0.00)	(0.00)	(0.01)	(0.00)
Non-cash income tax (benefit) expense	(0.05)	0.00	0.33	0.38
Non-GAAP net income per share	$0.15	$0.30	$1.86	$1.86
Weighted average shares outstanding used in computing diluted non-GAAP net income per share and its components	42,305	43,142	43,303	42,878

Preliminary Adjusted EBITDA Reconciliation for Forward-Looking Guidance
(Amounts in thousands)

	Ranges for the three months ending
	December 31, 2014
Net loss	$(9,100)	$(6,400)
Stock-based compensation	3,200	3,000
Depreciation and amortization of intangible assets	9,500	9,400
Other loss, net (3)	3,900	3,900
Income tax benefit	(5,100)	(3,500)
Adjusted EBITDA	$2,400	$6,400

Preliminary Non-GAAP Net Income Reconciliation for Forward-Looking Guidance
(Amounts in thousands)

	Ranges for the three months ending
	December 31, 2014
Net loss	$(9,100)	$(6,400)
Stock-based compensation	3,200	3,000
Amortization of acquired intangible assets	8,000	8,000
Accretion of debt discount on Convertible Senior Notes	900	900
Non-cash income tax benefit	(4,500)	(3,000)
Non-GAAP net income (loss)	$(1,500)	$2,500

Notes to Reconciliations of Non-GAAP Financial Measures to the Nearest Comparable GAAP Measures:

(1) We define Adjusted EBITDA as net income, determined in accordance with the accounting principles generally accepted in the United States of America (“GAAP”), excluding the effects of income taxes, depreciation, amortization of intangible assets, stock-based compensation, and other loss, net (as described in note (3) below).

We believe that Adjusted EBITDA provides meaningful supplemental information regarding our performance. We use this non-GAAP financial measure for internal management and compensation purposes, when publicly providing guidance on possible future results, and as a means to evaluate period-to-period comparisons. We believe that Adjusted EBITDA is a common measure used by investors and analysts to evaluate our performance, that it provides a more complete understanding of the results of operations and trends affecting our business when viewed together with GAAP results, and that management and investors benefit from referring to this non-GAAP financial measure. Items excluded from Adjusted EBITDA are significant and necessary components to the operations of our business and, therefore, Adjusted EBITDA should be considered as a supplement to, and not as a substitute for or superior to, GAAP net income. Other companies may calculate Adjusted EBITDA differently and, therefore, our Adjusted EBITDA may not be comparable to similarly titled measures of other companies.

We define non-GAAP net income differently for this report than we have defined it in the past, due to adjustments recorded in other loss, net that resulted from finalizing Monoprice's 2013 federal and state tax returns in the third quarter of 2014. For this report, we define non-GAAP net income as net income, determined in accordance with GAAP, excluding the effects of stock-based compensation, amortization of acquired intangible assets, accretion of debt discount on the Convertible Senior Notes, loss on debt extinguishment and modification expense, loss on derivative instrument, other-than-temporary impairment loss on equity investments, changes in non-cash pre-acquisition liabilities, and the related cash tax impact of those adjustments, and non-cash income taxes. We exclude the non-cash portion of income taxes because of our ability to offset a substantial portion of our cash tax liabilities by using deferred tax assets, which consist primarily of U.S. federal net operating losses. The majority of these deferred tax assets will expire, if unutilized, between 2020 and 2024.

We believe that non-GAAP net income and non-GAAP net income per share provide meaningful supplemental information to management, investors, and analysts regarding our performance and the valuation of our business by excluding items in the statement of operations that we do not consider part of our ongoing operations or have not been, or are not expected to be, settled in cash. Additionally, we believe that non-GAAP net income and non-GAAP net income per share are common measures used by investors and analysts to evaluate our performance and the valuation of our business. Non-GAAP net income should be evaluated in light of our financial results prepared in accordance with GAAP and should be considered as a supplement to, and not as a substitute for or superior to, GAAP net income. Other companies may calculate non-GAAP net income differently, and, therefore, our non-GAAP net income may not be comparable to similarly titled measures of other companies.

(2) As presented in the Preliminary Condensed Consolidated Statements of Operations (unaudited).

(3) Other loss, net primarily includes items such as interest income, interest expense, amortization of debt issuance costs, accretion of debt discounts, loss on debt extinguishment and modification expense, loss on derivative instrument, other-than-temporary impairment loss on equity investments, and adjustments to contingent liabilities related to business combinations.